Dreyfus Strategic Municipals, Inc.

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





                      DREYFUS STRATEGIC MUNICIPALS, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

          * Information we receive from you, such as your name, address, and social security number.

          * Information about your transactions with us, such as the purchase or sale of Fund shares.

          * Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            29   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                             Dreyfus Strategic Municipals, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Municipals, Inc., covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Municipal bonds generally provided attractive returns over the six-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 18%, approaching bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who have focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

For the six-month period ended March 31, 2001, the fund produced a 7.52% total return.(1) During the period, the fund provided income dividends of $0.2760 per share, which is equal to an annualized distribution rate of 5.90% over the same period.(2)

We attribute the fund's total return to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a diversified portfolio of long-term municipal bonds.

To this end, we currently have constructed a portfolio by seeking income opportunities through analysis of each bond's structure, including paying close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers and we generally attempt to replace those bonds with what we believe are comparable securities. When we believe an opportunity exists, we also seek to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity.

What other factors influenced the fund's performance?

When the reporting period began on October 1, 2000, evidence had emerged that the previous rate hikes implemented by the Federal Reserve Board (the "Fed")
were    having    the    desired    effect    of    slowing
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the economy. As time went on, the economic slowdown became more pronounced. News of slower retail sales, workforce layoffs, lower stock prices and declining consumer confidence was exacerbated by the uncertainty surrounding the presidential election. As a result, municipal bond yields declined modestly, even though the Fed did not change interest rates at its meetings in October, November and December.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another 50 basis points at its scheduled meetings at the end of January and again in March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the municipal bond market's strong price performance during the reporting period was the result of a scarcity of newly issued bonds amid robust demand from investors fleeing a declining stock market. During the first quarter of 2001, however, the supply of new municipal bond issues began to build after an anemic year of new issuance in 2000. States and municipalities have issued more bonds because of lower borrowing costs and, in some cases, because economic weakness has threatened to reduce tax revenues. Fortunately, investor demand for these new issues has been sufficiently robust to keep yields from rising appreciably. These supply-and-demand influences caused municipal bond yields to decline less than those of comparable taxable securities. We also generally maintained a long maturity structure, helping us to lock in then current yields
as    interest    rates    fell.

From a securities selection perspective, we replaced maturing or called bonds with new securities that we considered good values, such as bonds from South Carolina and Washington, D.C. that are backed by litigation settlements with the nation' s tobacco companies. We also found attractive income-oriented bonds issued by airlines, health care facilities and certain utilities. However, the
fund    held    no    bonds    issued

by California's troubled electric utilities during the reporting period. In addition, declining interest rates benefited the fund because of commensurately lower yields on the fund's auction-rate preferred notes, which were issued in
January    2000.

What is the fund's current strategy?

We have maintained our emphasis on generating as high a level of current income as we deem appropriate under current market conditions. As a result, we have recently sold lower yielding bonds as well as bonds that are nearing the dates on which they can be redeemed early by their issuers. In addition, because of the possibility of lower federal income-tax rates, we have generally avoided bonds with income that may be subject to Federal Alternative Minimum Tax provisions.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.


                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.4%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.6%

Alabama Industrial Development Authority,

  SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)                                         5,000,000                4,914,750

Houston County Health Care Authority

   6.25%, 10/1/2030 (Insured; AMBAC)                                                          8,000,000                8,683,360

ALASKA--1.1%

Alaska Housing Finance Corp.:

   6%, 12/1/2040                                                                              2,000,000                2,056,720

   6%, 6/1/2049 (Insured; MBIA)                                                               7,250,000                7,433,642

ARKANSAS--1.9%

Arkansas Development Finance Authority, SFMR

  (Mortgage Backed Securities Program):

      6.45%, 7/1/2031 (Guaranteed; GNMA, FNMA)                                               10,000,000               10,697,800

      6.25%, 1/1/2032 (Guaranteed; GNMA)                                                      5,000,000                5,290,900

ARIZONA--3.9%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         5,000,000                4,536,250

      5.875%, 3/1/2033                                                                        2,500,000                2,262,825

Maricopa Pollution Control Corp., PCR

   (Public Service Co.) 5.75%, 11/1/2022                                                      6,000,000                5,697,780

Pima County Industrial Development Authority,
   Industrial Revenue
   (Tucson Electric Power Co. Project)
   6%, 9/1/2029                                                                              15,500,000               14,368,345

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project)
   10.50%, 3/1/2018                                                                           6,890,000                6,964,068

CALIFORNIA--2.5%

State of California 7.567%, 12/1/2018 (Insured; FSA)                                         10,000,000  (a,b)        10,240,200

Foothill / Eastern Corridor Agency, Toll Road Revenue

   5.75%, 1/15/2040                                                                           6,000,000                6,049,800

Los Angeles Regional Airports Improvement Corp.,
   Lease Revenue
   (Los Angeles International Airport)

   6.35%, 11/1/2025                                                                           4,930,000                4,943,558

COLORADO--2.0%

Bent County, COP
  (Medium Security Correctional Facility Project)

   9.50%, 7/15/2013                                                                          12,070,000               12,413,271



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Denver City and County, Airport Revenue:

   8%, 11/15/2025                                                                             3,670,000                3,752,905

   8%, 11/15/2025 (Prerefunded 11/15/2001)                                                    1,330,000  (c)           1,368,982

DISTRICT OF COLUMBIA--1.0%

District of Columbia Tobacco Settlement
   Financing Corp., Asset Backed
   6.75%, 5/15/2040                                                                           8,000,000                8,184,480

FLORIDA--7.1%

Escambia County, PCR
  (Champion International Corp. Project)

   6.90%, 8/1/2022                                                                            7,000,000                7,310,870

Florida Board of Education, Capital Outlay
   8.921%, 6/1/2019                                                                          20,000,000  (a,b)        21,570,600

Florida Housing Finance Corp., Housing Revenue

  (Nelson Park Apartments)

   6.40%, 3/1/2040 (Insured; FSA)                                                            12,380,000               13,123,295

Highlands County Health Facilities Authority, HR

   (Adventist Health Systems)
   5.25%, 11/15/2028                                                                          8,000,000                6,768,720

Orange County Health Facilities Authority, HR

   (Regional Healthcare Systems)
   6%, 10/1/2026                                                                              2,000,000                2,024,080

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                        3,000,000  (d)           1,980,000

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         9,150,000  (d)           6,039,000

South Lake County Hospital District, Health,
   Hospital and Nursing Home Revenue
   (South Lake Hospital Inc.)

   5.80%, 10/1/2034                                                                           2,000,000                1,952,400

GEORGIA--2.2%

Georgia Housing Finance Authority, SFMR
   6.45%, 12/1/2030                                                                           7,495,000                8,004,285

Private Colleges and Universities Facilities
   Authority, Revenue

   (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,280,000  (c)          10,466,634

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HAWAII--1.1%

Hawaii Department of Transportation,
  Special Facility Revenue:

      (Caterair International Corp. Project)
         10.125%, 12/1/2010                                                                   4,000,000                4,042,360

      (Continental Airlines, Inc.) 5.625%, 11/15/2027                                         6,820,000                5,712,091

ILLINOIS--7.3%

Chicago:

   6.125%, 1/1/2028 (Insured; FGIC)                                                          15,815,000               17,280,260

   (Wastewater Transmission Revenue)

      6%, 1/1/2030 (Insured; MBIA)                                                            3,000,000                3,239,730

Chicago-O'Hare International Airport,
   Special Facility Revenue:

      (Delta Airlines Project) 6.45%, 5/1/2018                                                4,855,000                4,861,360

      (United Airlines, Inc. Project):

         6.30%, 5/1/2016                                                                      4,000,000                4,046,400

         8.95%, 5/1/2018                                                                      7,205,000                7,452,492

Illinois Development Finance Authority, Revenue:

  (Community Rehabilitation Providers Facilities

      Acquisition Program) 6%, 7/1/2015                                                       3,500,000                3,276,840

   Hospital (AdventistHealth System / Sunbelt

      Obligated Group) 5.50%, 11/15/2029                                                      5,000,000                4,460,150

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care)
      6.125%, 11/15/2022                                                                      4,020,000                4,146,429

   (OSF Healthcare System)
      6.25%, 11/15/2029                                                                       8,730,000                8,868,021

   (Swedish American Hospital)
      6.875%, 11/15/2030                                                                      5,000,000                5,304,550

INDIANA--3.3%

Franklin Township Independent School Building Corp.,

   First Mortgage 6.125%, 1/15/2022                                                           6,500,000                7,545,005

Indiana Housing Finance Authority, SFMR
   5.95%, 1/1/2029                                                                            3,815,000                3,932,616

Indianapolis Airport Authority:

   (United Airlines Project)
      6.50%, 11/15/2031                                                                       5,625,000                5,404,781

      8.715%, 11/15/2031                                                                     12,000,000  (a,b)        11,060,400

KANSAS--1.2%

Witchita, HR (Christian Health System Inc.)

   6.25%, 11/15/2024                                                                         10,000,000               10,567,900


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KENTUCKY--2.6%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                        10,000,000               10,399,400

      6.125%, 2/1/2022                                                                       12,000,000               11,729,760

LOUISIANA--1.2%

Parish of Saint James, SWDR
   (Freeport-McMoRan Partnership Project)
   7.70%, 10/1/2022                                                                          10,000,000               10,315,200

MARYLAND--.2%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000                1,501,600

MASSACHUSETTS--1.0%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000                5,435,340

Massachusetts Health and Educational Facilities Authority,

  Revenue (Beth Israel Hospital Issue)

   7.457%, 7/1/2025 (Insured; AMBAC)                                                          3,000,000  (a)           3,187,500

MICHIGAN--2.8%

Michigan Hospital Finance Authority, HR

   (Ascension Health Credit) 6.125%, 11/15/2026                                               5,000,000                5,236,450

   (Genesys Health System Obligated Group)

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               5,000,000  (c)           5,995,900

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            7,000,000                6,823,950

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines, Inc.) 6.75%, 12/1/2015                                                5,665,000                5,674,800

MISSISSIPPI--3.2%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            5,545,000                5,506,240

Mississippi Business Finance Corp., PCR (System Energy

   Resource Inc. Project) 5.875%, 4/1/2022                                                   22,790,000               21,619,506

MISSOURI-- .5%

Saint Louis Industrial Development Authority, Revenue

   (Saint Louis Convention Center) 7.25%, 12/15/2035                                          4,250,000                4,447,540

MONTANA--1.2%

Montana Board of Housing, Single Family Mortgage

   6.45%, 6/1/2029                                                                            9,970,000               10,561,620

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--4.0%

Clark County, IDR:

  (Nevada Power Company Project):

      5.50%, 10/1/2030                                                                        5,000,000                4,323,950

      5.60%, 10/1/2030                                                                        8,550,000                7,356,847

      5.90%, 10/1/2030                                                                        6,000,000                5,393,160

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000                4,142,680

Washoe County (Reno-Sparks Convention Center)

   6.40%, 7/1/2029 (Insured; FSA)                                                            12,000,000               13,322,640

NEW HAMPSHIRE--3.7%

New Hampshire Industrial Development Authority, PCR:

   (Connecticut Light and Power) 5.90%, 11/1/2016                                             5,000,000                4,939,550

   (Public Service Co. Project):

      7.65%, Series A, 5/1/2021                                                              15,645,000               15,981,211

      7.65%, Series C, 5/1/2021                                                               3,500,000                3,575,215

New Hampshire Business Finance Authority, PCR, Revenue

   (Public Service Co. Project) 6% 5/1/2021                                                   7,000,000                6,915,160

NEW JERSEY--3.0%

New Jersey Economic Development Authority, Special Facility

  Revenue (Continental Airlines Inc. Project) :

      6.40%, 9/15/2023                                                                        3,000,000                2,894,430

      6.25%, 9/15/2029                                                                        5,000,000                4,712,450

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            14,955,000               18,227,154

NEW MEXICO--.5%

Farmington, PCR (Tucson Electric Power Co., San Juan)

   6.95%, 10/1/2020                                                                           4,000,000                4,022,640

NEW YORK--2.5%

Long Island Power Authority, New York
  Electric System Revenue

   6.64% 12/1/2016                                                                           10,000,000  (a,b)        10,439,100

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 2/1/2022                                                                         3,000,000                3,192,000

      6.90%, 8/1/2022                                                                         3,275,000                3,527,535

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,500,000                4,662,090

NORTH CAROLINA--.5%

Charlotte, Special Facilities Revenue
   (Charlotte / Douglas International Airport)
   5.60%, 7/1/2027 (Guaranteed; U.S. Air)                                                     6,000,000                4,525,860


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--1.7%

North Dakota Housing Finance Agency,
  Home Mortgage Revenue

  (Housing Finance Program):

      6.50%, 1/1/2031                                                                        10,000,000               10,656,800

      6.15%, 7/1/2031                                                                         3,425,000                3,571,282

OHIO--2.1%

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            3,000,000                3,013,110

Ohio Housing Finance Agency,
   Residential Mortgage Revenue:

      6.25%, 9/1/2020 (Collateralized; GNMA)                                                  4,985,000                5,292,624

      6.35%, 9/1/2031 (Collateralized; GNMA)                                                  4,990,000                5,297,334

Ohio Water Development Authority, Pollution Control

  Facilities Revenue (Cleveland Electric Co.)

   6.10%, 8/1/2020                                                                            4,350,000                4,362,528

OKLAHOMA--1.5%

Oklahoma Industries Authority

   (Health System Obligated Group)
   5.75%, 8/15/2029                                                                          12,230,000               12,698,654

PENNSYLVANIA--2.4%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project)
   7.625%, 5/1/2025                                                                           7,000,000                7,472,920

Lehigh County General Purpose Authority, Revenue
   (Wiley House) 9.50%, 11/1/2016
   (Prerefunded 11/1/2001)                                                                    3,000,000  (c)           3,166,620

Pennsylvania Housing Finance Agency, SFMR
   7.553%, 4/1/2025                                                                           6,000,000  (a)           6,187,500

York County Hospital Authority, Revenue

   (Health Center--Lutheran Social Services)
   6.50%, 4/1/2022                                                                            4,250,000                3,973,793

SOUTH CAROLINA--2.3%

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000                1,689,882

Spartanburg County, Hospital Facilities Revenue

  (Spartanburg General Hospital System)

   8.898%, 4/13/2022 (Prerefunded 4/15/2002)                                                  7,700,000  (a,c)         8,450,750

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue
   6.375%, 5/15/2028                                                                         10,025,000                9,967,757

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TENNESSEE--3.0%

Memphis Center City Revenue Finance Corp.,
   Tennessee Sports Facility Revenue
   (Memphis Redbirds) 6.50%, 9/1/2028                                                        10,000,000                9,370,200

Tennessee Housing Development Agency
   (Homeownership Program) 6.40%, 7/1/2031                                                   14,985,000               16,039,345

TEXAS--6.0%

Dallas-Fort Worth International Airport, Airport Facility

  Improvement Corp. Revenue (American Airlines Inc.)

   6.375%, 5/1/2035 (Guaranteed; American Airlines Inc.)                                      8,500,000                8,544,880

Harris County Health Facilities Development Corp., HR

  (Memorial Hermann Hospital System Project)

   5.25%, 6/1/2027 (Insured; FSA)                                                             4,000,000                3,964,280

Houston Airport System, Special Facilities Revenue

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                       8,100,000                7,337,547

      5.70%, 7/15/2029                                                                        3,750,000                3,174,750

Port Corpus Christi Authority, Nueces County General

   Revenue (Union Pacific Corp.) 5.65%, 12/1/2022                                             7,750,000                6,943,690

Sabine River Authority, PCR (TXU Electric Project)

   6.45%, 6/1/2021                                                                            9,000,000                9,115,380

Texas Department of Housing and Community Affairs

   Collateralized Home Mortgage Revenue
   9.729%, 7/2/2024                                                                           5,500,000  (a)           6,524,375

Tomball Hospital Authority, Health, Hospital and
   Nursing Home Revenue (Tomball Regional Hospital)
   6%, 7/1/2025                                                                               3,500,000                3,028,270

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care

   System Project) 6.75%, 11/1/2025                                                           3,000,000                2,400,000

UTAH--.6%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,980,000                5,052,260

   Zero Coupon, 8/15/2024                                                                     1,545,000                  297,721

VERMONT--.8%

Vermont Housing Finance Agency,
  Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            6,270,000                6,637,610

VIRGINIA--1.9%

Fairfax County Water Authority, Revenue
   8.045%, 4/1/2029                                                                           5,000,000  (a,b)         5,150,500


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Greater Richmond Convention Center Authority,
  Hotel Tax Revenue
  (Convention Center Expansion Project)

   6.25%, 6/15/2032                                                                          10,500,000               11,451,720

WASHINGTON--1.7%

Public Utility District No. 1 of Pend Orielle County, Electric

   Revenue 6.375%, 1/1/2015                                                                   3,755,000                3,964,905

Seattle, Water System Revenue

   6%, 7/1/2029 (Insured; FGIC)                                                              10,000,000               10,794,900

WEST VIRGINIA--4.1%

Braxton County, SWDR (Weyerhaeuser Co. Project) :

   5.40%, 5/1/2025                                                                           12,800,000               11,804,544

   6.125%, 4/1/2026                                                                          14,000,000               14,110,040

West Virginia Housing Development Fund, Housing Finance

   6.50%, 5/1/2028                                                                            5,935,000                6,293,652

West Virginia Water Development Authority, Water

   Development Revenue 6.375%, 7/1/2039                                                       2,250,000                2,469,038

WISCONSIN--3.9%

Wisconsin Health and Educational Facilities Authority,
  Health, Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 9,705,000                8,356,976

Wisconsin Housing and Economic Development Authority,

  Homeownership Revenue:

      9.127%, 7/1/2025                                                                       10,000,000  (a,b)        10,511,100

      6.45%, 9/1/2030                                                                        14,075,000               14,949,761

WYOMING--.5%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000                2,244,484

   6.90%, 9/1/2024                                                                            2,000,000                2,033,180

U.S. RELATED--1.8%

Guam Housing Corp., SFMR

   5.75%, 9/1/2031 (Collateralized; FHLMC)                                                    8,225,000                8,780,681

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 6%, 7/1/2039                                                        6,000,000                6,554,580

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $810,201,529)                                                                                               834,591,306

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--.2%

Jacksonville Electric Authority, Electric System Revenue,

   VRDN 3.95% (SBPA; Landesbank Thurgen)                                                      1,500,000  (e)           1,500,000

MASSACHUSETTS--.5%

Massachusetts Health and Educational Facilities Authority,

  Revenue, VRDN 3.70% (SBPA; State Street Bank

   and Trust Co.) (Insured; MBIA)                                                             2,100,000  (e)           2,100,000

Midland County Economic Development Corp., Limited

   Obligation Revenue, VRDN (Dow Chemical Co.) 3.90%                                          2,400,000  (e)           2,400,000

NORTH CAROLINA--.0%

North Carolina Medical Care Commission, Revenue, VRDN

   (Carol Woods Project) 3.75%                                                                  300,000  (e)             300,000

VIRGINIA--.2%

Roanoke Industrial Development Authority, HR, VRDN

   (Roanoke Memorial Hospitals) 3.95%                                                         1,300,000  (e)           1,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,600,000)                                                                                                   7,600,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $817,801,529)                                                                            98.3%              842,191,306

CASH AND RECEIVABLES (NET)                                                                         1.7%               14,839,048

NET ASSETS                                                                                       100.0%              857,030,354


Summary of Abbreviations

AMBAC            American Municipal Bond Assurance
                    Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance
                    Company

FNMA             Federal National Mortgage Association

FSA              Financial Security Assurance

GNMA             Government National Mortgage
                    Association

HR               Hospital Revenue

IDR              Industrial Development Revenue

MBIA             Municipal Bond Investors Assurance
                    Insurance Corporation

PCR              Pollution Control Revenue

SBPA             Standby Bond Purchase Agreement

SFMR             Single Family Mortgage Revenue

SWDR             Solid Waste Disposal Revenue

VRDN             Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              23.7

AA                               Aa                              AA                                               13.7

A                                A                               A                                                14.5

BBB                              Baa                             BBB                                              27.5

BB                               Ba                              BB                                                5.8

B                                B                               B                                                  .3

F1                               Mig1                            SP1                                                .9

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                    13.6

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,2001,
     THESE SECURITIES AMOUNTED TO$68,971,900 OR 8.0% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME ACCRUING SECURITY.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           817,801,529   842,191,306

Interest receivable                                                  15,978,546

Receivable for investment securities sold                               998,896

Prepaid expenses                                                         49,704

                                                                    859,218,452
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           579,939

Cash overdraft due to Custodian                                         129,713

Payable for investment securities purchased                           1,019,335

Dividends payable to preferred shareholders                             135,201

Commissions payable                                                      45,972

Accrued expenses                                                        277,938

                                                                      2,188,098
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      857,030,354
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series M, T, W, TH and F par value
   $.001 per share (11,400 shares issued and outstanding at
   $25,000 per share liquidation preference)-Note 1                 285,000,000

Common Stock par value, $.001 per share
   (58,549,216 shares issued and outstanding)                            58,549

Paid-in capital                                                     551,890,239

Accumulated undistributed investment income--net                      3,048,684

Accumulated net realized gain (loss) on investments                  (7,356,895)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            24,389,777

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        572,030,354
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      857,030,354
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Capital Stock authorized)     58,549,216

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              9.77

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     27,938,008

EXPENSES:

Management fee--Note 3(a)                                            3,154,860

Commission fees--Note 1                                                375,826

Professional fees                                                      143,752

Shareholder servicing costs                                             79,712

Custodian fees--Note 3(b)                                               67,456

Shareholders' reports                                                   55,540

Directors' fees and expenses--Note 3(c)                                 36,571

Registration fees                                                       33,491

Miscellaneous                                                           20,462

TOTAL EXPENSES                                                       3,967,670

INVESTMENT INCOME--NET                                              23,970,338
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,823,389

Net unrealized appreciation (depreciation) on investments           18,018,838

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              20,842,227

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,812,565

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         23,970,338           41,928,438

Net realized gain (loss) on investments         2,823,389          (10,047,493)

Net unrealized appreciation (depreciation)
   on investments                              18,018,838           10,713,730

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,812,565           42,594,675
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (16,159,584)         (32,319,176)

Preferred Stock                               (5,561,285)          (7,790,712)

Net realized gain on investments:

Common Stock                                         --              (895,803)

TOTAL DIVIDENDS                              (21,720,869)         (41,005,691)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Proceeds from issuance of Prefered Stock            --             285,000,000

Offering costs charged to paid-in capital resulting
   from issuance of Preferred Stock                 --              (3,405,309)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                       --             281,594,691

TOTAL INCREASE (DECREASE) IN NET ASSETS      23,091,696            283,183,675
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           833,938,658          550,754,983

END OF PERIOD                                 857,030,354          833,938,658

Undistributed investment income-net             3,048,684              799,617

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's common shares.

                                          Six Months Ended
                                            March 31, 2001                                Year Ended September 30,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.38          9.41         10.22         10.02           9.88          9.96

Investment Operations:

Investment income--net                                 .41           .71           .56           .59            .66           .68

Net realized and unrealized
   gain (loss) on investments                          .35           .02          (.80)          .25            .16          (.09)

Total from
   Investment Operations                               .76           .73          (.24)          .84            .82           .59

Distributions:

Dividends from
  investment income--net:

   Common Stock                                      (.28)         (.55)         (.57)          (.64)         (.68)         (.67)

   Preferred Stock                                   (.09)         (.13)           --             --           --            --

Dividends from net realized
   gain on investments                                 --          (.02)           --             --           --            --

Total Distributions                                  (.37)         (.70)         (.57)          (.64)         (.68)         (.67)

Capital Stock transactions,
   net effect of
   Preferred Stock offerings                            --         (.06)          --              --           --            --

Net asset value, end of period                        9.77         9.38          9.41          10.22          10.02          9.88

Market Value, end of period                           9.35       8 9/16             8        10 5/16         10 5/8            10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (a)                              25.27(b)        14.76        (17.55)          3.35          13.77         11.23

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            March 31, 2001                                  Year Ended September 30,
                                                                   -----------------------------------------------------------------
                                                (Unaudited)        2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets
   applicable to Common Stock                  1.42(b,c,d)     1.25(c,d)           .84           .85            .85           .86

Ratio of net investment income
   to average net assets
   applicable to Common Stock                  8.61(b,c,d)     7.91(c,d)          5.63          5.78           6.64          6.92

Portfolio Turnover Rate                            5.48(e)        19.03          27.05         20.95          16.66         19.27

Asset Coverage of
   Preferred Stock,
   end of period                                      301           295             --            --             --            --
------------------------------------------------------------------------------------------------------------------------------------


Net Assets, net of
   Preferred Stock,
   end of period ($ x 1,000)                       572,030      548,939        550,755       595,693        577,209       560,072

Preferred Stock outstanding,
   end of period ($ x 1,000)                       285,000      285,000            --            --             --            --

(A)  CALCULATED BASED ON MARKET VALUE.

(B)  ANNUALIZED.

(C)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(D)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
     INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .94% AND 5.70%,
     RESPECTIVELY, FOR THE SIX MONTHS ENDED MARCH 31, 2001 AND .92% AND 5.79%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F Auction Preferred Stock ("APS"), each with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividends rates are determined pursuant to periodic auctions. Banker's Trust Company, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin R. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The  fund's  financial  statements  are  prepared in accordance with accounting
principles   generally   accepted   in   the  United  States,  which
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.


In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c)  Dividends  to  shareholders  of  Common  Stock  ("Common Shareholders(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If market price is lower than the net asset value per share on the record date, The Bank of New York will purchase fund shares in the open market com-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On  March 31, 2001, the Board of Directors declared a cash dividend of $.046 per
share   from  investment  income-net,  payable  on  April  27,  2001  to  Common
Shareholders of record as of the close of business on April 12, 2001.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days. The dividend rate in effect at March 31, 2001 were as follows:
Series M-3.25% , Series T-3.35% , Series W-3.40% , Series TH-3.40% and Series F-3.20%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average weekly net assets and is payable monthly fees. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 11_2% of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. During the period ended March 31, 2001, there was no expense reimbursement pursuant to the agreement.

(b) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended March 31, 2001, $67,456 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $45,321,496 and $54,150,315, respectively.

At  March  31,  2001, accumulated net unrealized appreciation on investments was
$24,389,777,   consisting  of  $40,533,340  gross  unrealized  appreciation  and
$16,143,563 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES


OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin R. Pringle(*)
John E. Zuccotti(*)
* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President
      Stephen E. Canter

Vice President
      Mark N. Jacobs

Vice President and Treasurer
      Joseph Connolly

Executive Vice President
      Paul Disdier

Secretary
      John B. Hammalian

Assistant Secretary
      Steven F. Newman

Assistant Treasurer
      Gregory S. Gruber

PORTFOLIO MANAGERS:

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Joseph A. Irace
Colleen A. Meehan

PORTFOLIO MANAGERS (CONTINUED)

Richard J. Moynihan
W. Michael Petty
Scott Sprauer
Samuel J. Weinstock
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit
and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

The Bank of New York (Common Stock)
Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                      For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent &
                      Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286

(c) 2001 Dreyfus Service Corporation                                  853SA0301